Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

May 29, 2026

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://www.tipfunds.org

This Information Statement is being furnished to all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide shareholders with information regarding a money manager agreement between Sengu Capital Limited (“Sengu Capital”), a new money manager managing assets on behalf of the Fund. Among other things, this Information Statement describes generally the terms of the new money manager agreement with Sengu Capital and provides information about Sengu Capital. This Information Statement also explains why the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of TIP (the “Independent Trustees”) approved the new money manager agreement with Sengu Capital.

A Notice of Internet Availability of the Information Statement is being mailed on or about May 29, 2026, to shareholders of record as of May 1, 2026.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the money manager agreement with Sengu Capital, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, LLC (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS and Sengu Capital, and other miscellaneous items.

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I.            MONEY MANAGER AGREEMENT WITH SENGU

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP Board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on March 10, 2026 (the “March Meeting”), the Board evaluated and approved the money manager agreement with a new money manager, Sengu Capital (the “money manager agreement with Sengu Capital”), on behalf of Multi-Asset Fund. The money manager agreement with Sengu Capital became effective April 1, 2026.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the shareholders of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into the money manager agreement with Sengu Capital without seeking the vote of its shareholders in accordance with an exemptive order (the “Exemptive Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the Multi-Asset Fund, subject to TIP Board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. The Exemptive Order does not apply to the advisory agreement with TIP’s investment adviser, TAS, or any amendments to such agreement. This Information Statement is being provided to all shareholders of Multi-Asset Fund to provide information relating to the money manager agreement with Sengu Capital as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of September 29, 2023 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Advisory Agreement dated as of December 16, 2014 between TIFF Advisory Services, Inc. and TIP. Effective September 29, 2023, TAS converted from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). The Advisory Agreement, which was initially approved by the Trustees of TIP at a meeting held on June 6, 2023, was submitted to a vote at a meeting of shareholders (the “Shareholder Meeting”). The purpose of submission of the Advisory Agreement to the Shareholder Meeting was to seek approval of the Advisory Agreement in connection with the Reorganization. Shareholders approved the Advisory Agreement at the Shareholder Meeting held on September 8, 2023. The Board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at an in-person meeting held on June 18, 2025. TAS (together with its predecessor TIFF Advisory Services, Inc.) has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the Board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS, on a monthly basis, an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2025, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,362,785. For the fiscal year ended December 31, 2025, the management fees earned by the Fund’s external money managers were $12,208,052 in the aggregate.

TAS also provides certain administrative and other services to TIP that are outside the scope of the Advisory Agreement pursuant to a services agreement. Under the services agreement, as of July 1, 2024, TAS receives on a monthly basis an annualized fee of 0.07% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2025, the fees paid to TAS by Multi-Asset Fund under the services agreement were $962,587.

The Money Manager Agreement between TIP and Sengu Capital

At the March Meeting, the Board considered TAS’s recommendation that Sengu Capital be added as a money manager for Multi-Asset Fund. TAS recommended that Sengu Capital be added as a money manager for Multi-Asset Fund based on a number of factors, including, but not limited to, Sengu Capital’s performance, experience, investment approach and investment strategy. Sengu Capital manages a diversified portfolio of long positions, with a focus on Japanese equities. The manager seeks to achieve long-term capital appreciation through long investment positions, by investing primarily in listed equity securities of companies which are incorporated in, or have material exposure to, Japan. The manager will seek to generate returns by monitoring management changes, assessing their potential effect on prospective portfolio companies and investing in liquid, mid- to large-cap companies which have undergone or will undergo management changes.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Sengu Capital Money Manager Agreement”), the Trustees voted to approve the money manager agreement with Sengu Capital (“Sengu Capital Agreement”). The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Sengu Capital.”

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Consideration of Sengu Capital Money Manager Agreement

With respect to its consideration of the proposed Sengu Capital Agreement, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts. In advance of the March Meeting, the Board received and considered information and materials from TAS and from Sengu Capital encompassing a wide variety of topics in connection with the proposal, including, among other things: information regarding the asset management industry experience of Sengu Capital’s founder and Chief Investment Officer, Yoshihiko Ohira, and that of the firm’s other personnel; the firm’s investment strategy, philosophy and portfolio construction discipline, as well as its research process and output; anticipated portfolio characteristics, sector and market cap allocations and various related metrics, including illustrative investments and the rationale therefor; proposed investment guidelines for MAF; performance information regarding Sengu Capital’s existing fund, including annualized results, rolling performance data, performance versus benchmarks, performance attribution and upside and downside analysis; comparative information regarding the proposed money management fees and the fees charged or investment terms offered by Sengu Capital to other clients having similar investment objectives or employing strategies similar to those to be employed by Sengu Capital on behalf of Multi-Asset Fund, as well as the rationale for any fee differences; information regarding benefits expected to be derived from the money manager relationship, including with respect to soft dollar arrangements, to the extent applicable; and information regarding the potential for economies of scale in the provision of services to Multi-Asset Fund and the extent to which any potential scale benefits may be shared with shareholders.

The Board noted that the proposed management fee for the investment strategy to be implemented by Sengu Capital on behalf of Multi-Asset Fund included a performance fee that aligned Sengu Capital’s interests with those of Multi-Asset Fund. The Board also noted that the proposed asset-based fee, payable monthly and calculated on all MAF assets managed by Sengu Capital, is 0.60% per year on portfolio assets and considered the possibility that there could be a change in Sengu Capital’s fees if a reduction in assets occurs. Information about Sengu Capital’s brokerage practices was also provided, including allocation methodologies, best execution, commission rates and the handling of trade errors. In addition, the Board considered information with respect to compliance and administration, including Sengu Capital’s compliance oversight, cybersecurity risk assessments, and finance and accounting services; and confirmations regarding the absence of regulatory examinations, government inquiries, litigation or other proceedings affecting Sengu Capital.

In addition, the Board considered the following: (1) a memorandum from the Board’s independent legal counsel regarding the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the Sengu Capital Agreement; (2) responses submitted by Sengu Capital to a questionnaire submitted by TAS, on behalf of the Board, requesting information necessary for the Trustees’ evaluation of the Sengu Capital Agreement; (3) a detailed report prepared by TAS assessing Sengu Capital and including information regarding the proposed money manager’s background, investment thesis, portfolio management personnel, philosophy and strategy, risk management, portfolio fit, references and other considerations; (4) certifications regarding Sengu Capital’s compliance program and code of ethics; (5) a summary of compliance findings for Sengu Capital prepared by TIP’s Chief Compliance Officer; and (6) the proposed Sengu Capital Agreement, including the proposed fee schedules and investment guidelines.

During the March Meeting, the Board met with representatives of TAS to discuss the materials provided in advance of the March Meeting regarding the proposed Sengu Capital Agreement. At the March Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Sengu Capital as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the Board regarding, among other things, Sengu Capital’s scope of business and operations, potential advantages and risks associated with Sengu Capital, and the firm’s investment strategy.

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The Board also considered a number of additional factors in evaluating the Sengu Capital Agreement. The Board considered the money management services Sengu Capital was expected to provide to Multi-Asset Fund; the potential benefits of including Sengu Capital as a money manager to Multi-Asset Fund; operational matters related to the engagement of Sengu Capital and related risks; and other information deemed relevant.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the services expected to be provided by Sengu Capital and determined that the proposed fees under the Sengu Capital Agreement were reasonable in light of the nature, extent and quality of services expected to be provided. The Board did not specifically consider the profitability or expected profitability of Sengu Capital resulting from its relationship with Multi-Asset Fund because Sengu Capital is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Sengu Capital were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the March Meeting and discussed above, including: (1) the terms of the Sengu Capital Agreement; (2) the reasonableness of the proposed money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by Sengu Capital in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Sengu Capital; and (4) the nature and expected effects of adding Sengu Capital as a money manager to Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the Sengu Capital Agreement. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the Sengu Capital Agreement and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts.

The Trustees concluded that the Sengu Capital Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its shareholders, and that the fees provided in the Sengu Capital Agreement were fair and reasonable. In the Board’s view, approving the Sengu Capital Agreement was desirable and in the best interests of Multi-Asset Fund and its shareholders. In arriving at its decision to approve the Sengu Capital Agreement, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of all of these factors together, with a view toward future long-term considerations. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

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Description of the Money Manager Agreement with Sengu Capital

The Sengu Capital Agreement for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the Sengu Capital Agreement is qualified in its entirety by reference to the full text of the agreement.

The Sengu Capital Agreement provides that Sengu Capital will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The Sengu Capital Agreement requires Sengu Capital to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Sengu Capital may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”)) provided by such broker-dealers. Sengu Capital is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Sengu Capital determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Sengu Capital from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The Sengu Capital Agreement provides that Sengu Capital will be compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, is 0.60% per year on portfolio assets. The performance-based fee the manager receives is 15% of the amount by which the value of the portfolio exceeds the value of a benchmark rate, determined by the rate of net returns of the Tokyo Stock Price Total Return Index (including dividends), generally calculated over 12-month periods each ending December 31.

The Sengu Capital Agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Sengu Capital, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Sengu Capital Agreement provides that Sengu Capital shall not be liable to Multi-Asset Fund, TIP, or TAS for any loss arising out of any portfolio investment or disposition, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Sengu Capital in providing services under the Sengu Capital Agreement or from reckless disregard by Sengu Capital of its obligations and duties under the Sengu Capital Agreement.

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Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its fiscal year ended December 31, 2025. The table also shows a pro forma estimate of what such 2025 expenses would have been during that year had the fee schedule in Sengu Capital Agreement been in effect during that year. The table reflects only the asset-based portion of the Sengu Capital fee schedule but does not reflect the performance-based components because it is not known how such portfolio would have performed during the period. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

Multi-Asset Fund

	2025 Actual Expenses	2025 Pro Forma Expenses
Shareholder Fees	None	None
(fees paid directly from your investment

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.13%	1.16%[a]
Other Expenses	0.53%	0.53%
Other Expenses	0.46%	0.46%
Expenses for Securities Sold Short	0.07%	0.07%
Acquired Fund Fees and Expenses	0.74%	0.74%
Fee Waiver	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	2.37%[b]	2.40%[a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the Fund’s expenses would have been in 2025 had the Sengu Capital Agreement been in effect during 2025.  The pro forma fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Cost of Investing Example

This example is intended to help shareholders compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2025 are used, as are pro forma estimates of what such 2025 expenses would have been had Sengu Capital served as money manager for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of Sengu Capital’s fee schedule. The actual and pro forma examples assume that a shareholder invests $10,000 in the Fund for the time periods indicated, and then redeems all of their shares at the end of those periods. The examples also assume that the investment has a 5% return each year and the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above. Actual costs may be higher or lower.

One Year	$240	$243

Three Years	$739	$748

Five Years	$1,265	$1,279

Ten Years	$2,706	$2,732

II.            OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of one investment vehicle. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. TIP was re-organized as a statutory trust under Delaware law on September 11, 2014 and consists of Multi-Asset Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of this reorganization. Multi-Asset Fund is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, LLC is the investment adviser to Multi-Asset Fund. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the Board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the Fund’s investment objective, policies and restrictions.

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Additional Information about Sengu Capital

Yoshihiko Ohira (Founder and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Ohira founded Sengu Capital in 2024. Prior to founding Sengu Capital, Mr. Ohira was a Co-Founder and Chief Investment Officer at Luxence Capital. Before that, Mr. Ohira was a Partner and Senior Research Analyst at Pleiad Investment Advisors. Earlier in his career, Mr. Ohira was a Research Analyst at Turiya Capital Management Group. The business address of each of Sengu Capital and Mr. Ohira is Suite 2901, 29/F, The Centrium, 60 Wyndham Street Central, Hong Kong. Sengu Capital is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no Trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreement with Sengu Capital. No Trustee purchased or sold securities of or interests in Sengu Capital, or any entity directly or indirectly controlling or controlled by Sengu Capital since January 1, 2025. No Trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Sengu Capital. No Trustee or officer of TIP owns securities of or has any material direct or indirect interest in Sengu Capital or any other person controlling, controlled by, or under common control with Sengu Capital.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian. State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114, serves as the custodian of TIP’s assets. As custodian, State Street may employ sub-custodians outside the United States.

Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as TIP’s assets administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.

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Distributor. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of May 1, 2026, Multi-Asset Fund had 93,418,766.817 shares outstanding.

As of May 1, 2026, Research Triangle Institute (dba RTI International) (located at 3040 East Cornwallis Road, Research Triangle Park, NC 27709) is the beneficial owner of 16.49% of the outstanding shares of Multi-Asset Fund.

As of May 1, 2026, Shadyside Hospital Foundation (located at 5320 Centre Avenue, Pittsburgh, PA 15232) is the beneficial owner of 8.30% of the outstanding shares of Multi-Asset Fund.

As of May 1, 2026, East Tennessee Foundation (located at 520 W. Summit Hill Dr. SW, Knoxville, TN 37902) is the beneficial owner of 7.55% of the outstanding shares of Multi-Asset Fund.

As of May 1, 2026, the Trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2025, and semi-annual report for the period ended June 30, 2025, were previously distributed to shareholders. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any shareholder requesting such reports. To request a copy of such reports, shareholders should contact TIP by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-833-959-8366

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Sengu Capital Ltd., a company incorporated under the laws of Hong Kong (the “Manager”) and is effective as of April 1, 2026 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Manager is licensed by the Securities and Futures Commission of Hong Kong (the "SFC") for Type 9 (asset management) regulated activity (subject to the conditions that it may only provide services to professional investors and may not hold client assets) with CE Number BUW418 and is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

TIP wishes to retain the Manager to render discretionary management services to the Fund and the Manager is willing to render those services.

In consideration of the mutual covenants herein contained, and each of TIP and the Manager intending to be legally bound, it is agreed as follows:

1.            Managed Assets

(a)            The Manager will provide discretionary investment management services with respect to certain assets allocated to the Manager in the discretion of TIFF Advisory Services, Inc. (“TAS”) and maintained by one or more custodians appointed by TIP on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all of any portion of the Managed Assets from this management arrangement at any time; provided, however, that: (A) during the two (2) year period following the commencement of the management arrangement, the Manager’s prior approval shall be required for any addition that would cause the Managed Assets to exceed two (2) times the amount of the initial Managed Assets (or such greater amount as may be agreed in writing by the Manager and TIP during such period); (B) following the initial two (2) year period, any increase in Managed Assets shall be subject to such capacity limitations, if any, as may be agreed by TIP and the Manager from time to time; and (C) the Fund will endeavor to provide at least 30 calendar days’ notice to the Manager prior to any withdrawal.

2.            Appointment and Powers of Manager; Investment Approach

(a)            Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

A-1

Appendix A

(b)            Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TAS as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)            Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)            Voting. The Manager shall not be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets. Proxies for the Managed Assets are voted in accordance with TIP’s proxy voting policy, a copy of which has been provided to the Manager.

(e)            Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)            Reporting. The Manager shall furnish to TIP upon reasonable request and with reasonable advance notice, such information that TIP may reasonably require to complete documents, reports, or regulatory filings; provided that the Manager shall not be required to disclose proprietary models, trade secrets or other confidential information unrelated to the Managed Assets and may satisfy such request by providing information in summary or aggregated form where appropriate.

A-2

Appendix A

3.            Requirements; Duties

(a)            Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”); provided that TIP shall promptly provide the Manager with copies of any amendments or supplements thereto and the Manager shall not be responsible for compliance with any such amendment until receipt thereof and a reasonable period to implement any required changes;

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP, to the extent consistent with applicable law, the Manager’s Investment Guidelines and this Agreement; and

(v)	written instructions and directions of TAS, to the extent consistent with applicable law, the Manager’s Investment Guidelines and this Agreement.

(b)            Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly (and in any event within a reasonable time, having regard to market conditions and liquidity) take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance. The Manager shall have no duty to monitor the actions of other managers or service providers and may rely in good faith on information provided by TIP, TAS, the Fund and their service providers.

(c)            Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in a manner consistent with its fiduciary obligations to the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account. The Manager makes no representation as to the success of any investment strategy, transaction, security or instrument that may be recommended or undertaken by the Manager with respect to the Managed Assets.

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Appendix A

(d)            Valuation. The Manager shall not be responsible for calculating the net asset value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund, in each case in connection with the Manager’s portfolio management responsibilities and without any obligation to perform valuations. The Manager agrees to notify the Fund as soon as practicable if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.            Recordkeeping and Reporting

(a)            Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)            Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day (or such other frequency as the parties may reasonably agree in writing), information relating to all transactions concerning the Managed Assets, as soon as reasonably practicable after execution.

(c)            Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.            Purchase and Sale of Securities

(a)            Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities or instruments on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

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Appendix A

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)            Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or instruments to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities or instruments so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.            Management Fees; Expenses

(a)            Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates.

(b)            Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Managed Assets) will be responsible for its own fees and expenses; provided, however that the following expenses will be paid from the Managed Assets: (i) sub-custodian transaction charges related to investments by the Managed Assets in foreign markets, (ii) the Manager’s management fees and performance fees, (iii) brokerage commissions incurred by the Managed Assets, (iv) if applicable, short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities by the Managed Assets, as applicable, and (v) capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest (excluding interest related to short sale activities, as applicable) and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses only if authorized in advance by the Fund (not to be unreasonably withheld, conditioned or delayed).

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Appendix A

7.            Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for their own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.            Delegation of Services to Affiliates

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS of such event. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement

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Appendix A

9.            Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any loss arising out of any portfolio investment of disposition hereunder, except to the extent that such loss directly results from the Manager’s breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Manager, the Fund, TIP, or TAS may have with any provision of the federal securities laws, rules, and regulations adopted thereunder.

10.            Representations

(a)            The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)            The Manager represents that it is in material compliance with all applicable laws, rules, and regulations, both federal and state.

(c)            TIP hereby represents to the Manager that:

(i)            it is duly organized and validly existing in its jurisdiction of formation and has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Fund and constitutes a legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms;

(ii)            it is not bankrupt or insolvent;

(iii) it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms;

(iv)            it has received Parts 2A and B of the Manager’s Form ADV; and

(v)            TIP represents that TIP and the Fund are in material compliance with all applicable laws, rules, and regulations, both federal and state.

TIP shall promptly notify the Manager of any of the events in Section 10(c) if TIP becomes aware that (A) any representation made by TIP in this Agreement has ceased to be true or (B) facts arise such that any such representation could no longer be made accurately as of any date subsequent to the date of this Agreement.

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Appendix A

(d)            The Manager represents that it shall notify TIP as soon as practicable in advance of any change in control of the Manager, within the meaning of the 1940 Act.

11.            Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), (b) the Manager, in each case with at least 30 calendar days' written notice from the terminating party and on the date specified in the notice of termination, or (c) the Manager at any time if it ceases to have the relevant regulatory approval to perform its obligations hereunder.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 9 and Paragraph 19 shall survive the cancellation, expiration, or termination of this Agreement. Upon any termination, the parties shall cooperate in good faith to facilitate an orderly transition of the Managed Assets and associated records.

12.            Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

13.            Assignment

The Manager will not assign any of its rights or obligations hereunder without the written consent of TIP, it being understood that any change in control of Manager shall be deemed to be an assignment for purposes of this paragraph. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

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Appendix A

14.            Notices

All notices, requests, or other communications required to be given pursuant to this Agreement shall be in writing, and email shall be accepted if agreed to between the parties, and shall be deemed duly given or received when delivered electronically, in writing, or three (3) business days after mailing via registered mail postage prepaid as follows:

Fund: TIFF Investment Program c/o TIFF Advisory Services, Inc. Attn: Chief Legal Officer 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087 Email: miops@tiff.org with a copy to legal@tiff.org	Manager: Sengu Capital Limited Suite 2901, 29/F The Centrium 60 Wyndham Street Central Hong Kong Email: operations@sengu-capital.com

Each party may change its address by giving notice to the other party as herein required.

15.            Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

16.            Severability

If any provision of this Agreement is held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of a federal law reflected in any provision of this Agreement is altered by a rule of the U.S. Securities and Exchange Commission, regulation or order, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.            Counterparts

This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original, but all of which together, shall constitute one and the same instrument. For the avoidance of doubt, affirmation or signature of this Agreement by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means (an “Electronic Signature”) shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person intending to be bound by the terms of this of this Agreement. Any person providing an Electronic Signature further agrees to take any and all additional actions, if any, evidencing their intent to be bound by the terms of this Agreement, as may be reasonably requested.

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Appendix A

18.            Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation. This Agreement is not intended to and shall not be construed to create any rights in any person other than the parties hereto, except as set forth in Paragraph 9.

19.            Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund and in compliance with TIP’s procedures on the disclosure of portfolio holdings, to the extent applicable; to the party’s affiliates, advisers, auditors, administrators, custodians, brokers, counsel and other service providers on a need-to-know basis subject to confidentiality obligations; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Nothing in this section shall be deemed to prevent TIP from providing to third parties information identifying the name and investment performance of the Manager. No party may trade in any securities issued by another party while in possession of material non-public information about that party. The Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

Notwithstanding the foregoing, if the Manager is required to disclose the relevant terms of this Agreement (or any elements thereof) to its clients or any investor of such clients pursuant to a most favored nation election in such client's and/or investor’s side letter, investment management agreement or other similar agreement, the Manager may provide a redacted version or a summary of the terms of this Agreement, provided that such disclosure will not, directly or indirectly, identify TIP and/or the Fund.

* * *

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Appendix A

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Sengu Capital Limited
on behalf of the Fund

/s/ Christian Szautner	/s/ Xavier Fanjaud
Signature	Signature

Christian Szautner	Xavier Fanjaud
Chief Legal Officer	COO
Print Name/Title	Print Name/Title

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Appendix A

Schedule I

to the Money Manager Agreement (the “Agreement”)

between

Sengu Capital Limited (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Schedule I

to the Money Manager Agreement (the “Agreement”)

between

Sengu Capital Limited (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Management Fee”) plus, where applicable, (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be gross of all expenses, charges, and fees, except for the following:

(i)	sub-custodian transaction charges, if any, related to the Managed Assets;

(ii)	the Management Fee and the Performance Fee;

(iii)	brokerage commissions incurred by the Managed Assets;

(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any, by the Managed Assets; and

(v)	capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any (items (i) through (v) being defined as, collectively, the “Netted Expenses”).

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Appendix A

Certain Defined Terms

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

●	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

●	For all Calculation Periods, the EOP Account Value will equal:

o	the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee, minus
o	the deduction of all fees and expenses (as noted above in Compensation).

●	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus
o	the dollar amount of the Performance Fee calculated for that Calculation Period, if any (and after withdrawals, if any).

●	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

●	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

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Appendix A

●	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) the Benchmark Rate.

●	For any subsequent Calculation Period, if a Performance Fee has been paid, the Benchmark Account BOP Value shall be equal to the BOP Account Value.

●	For any subsequent Calculation Period, if a Performance Fee has not been paid, the Benchmark Account BOP Value will be equal to the Benchmark Account EOP Value.

●	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Management Fees or Performance Fees shall not be considered withdrawals.

Benchmark Rate: The Benchmark Rate is the rate of return of the Tokyo Stock Price Total Return Index (including dividends)  (Bloomberg ticker: TPXDDVD Index) (measured in JPY).

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or

(ii)	for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)	December 31 of such year; or

(ii)	the date of any withdrawal.

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Manager Assets: Manager Assets means, as of a specified date, the total assets under management of the Manager and its affiliates, excluding the assets of all Manager Parties.

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Appendix A

Manager Party: Manager Party means (i) the Manager, (ii) each of the Manager’s affiliates, (iii) each present or former owner, equity holder, officer, director or employee of the Manager or any of the Manager’s affiliates (each, a “Manager Insider”), (iv) each member of the family of any Manager Insider, (v) each fund or account managed by any of the foregoing persons described in clause (iii) or (iv) for the principal use or benefit of any of the foregoing persons described in clause (iii) or (iv), or (vi) a trust or other entity established for the benefit of any Manager Insider or any member of the family of any Manager Insider.

Tranches: The Managed Assets managed by the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets. At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined herein). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Management Fee Rate; Calculation and Payment of Management Fee: The Management Fee Rate in effect from time to time shall be 0.6% per annum.

The Management Fee will be calculated monthly as of the last day of the calendar month and separately for each Tranche, based on the average NAV of the Managed Assets for the month to which the fee relates. For each Management Fee calculation, the applicable Management Fee Rate will be determined for the month to which the Management Fee relates based upon the value of the Manager Assets as of the beginning of the month and (in each case, after deduction of the Netted Expenses but without regard to any accrual of the Performance Fee). The Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the Management Fee relates and will be prorated for periods less than a full calendar month. The Management Fee will be paid from the Managed Assets, except those Management Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

The Management Fee will be paid as follows:

Performance Fee Rate; Calculation and Payment of Performance Fee: The Performance Fee Rate will be 15%. Performance Fees will be calculated at the end of each Calculation Period and separately for each Tranche.

If there is outperformance over the Benchmark Rate such that the Excess Return is positive, the Performance Fee will be equal to the Excess Return multiplied by the Performance Fee Rate.

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Appendix A

If there is underperformance from the Benchmark Rate and the Excess Return is negative, the difference between the EOP Account Value and the Benchmark Account EOP Value will be multiplied by the Performance Fee Rate and will result in a negative Performance Fee amount.

Performance Fee = Excess Return * Performance Fee Rate

At the end of each Calculation Period:

●	if the Performance Fee is a positive amount, such amount will be paid to the Manager in arrears in the month that follows the last calendar month of the Calculation Period; and

●	if the Performance Fee is a negative amount, no Performance Fee shall be paid. Under no circumstances shall a negative Performance Fee create a liability, clawback, carryforward balance, offset, or other repayment obligation of the Manager.

In the event of a partial withdrawal, the Performance Fee, if any, pertaining to such withdrawn assets will be determined immediately prior to such withdrawal and will be multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. The withdrawal date will be the end of a Calculation Period.

The Performance Fee will be prorated for periods less than a full calendar year.

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Appendix A

Most Favored Nation: The Manager has provided TIP a true and complete copy of the Economic Terms of each agreement, written or oral, waiver, side letter or similar understanding (each, a “Related Agreement”) currently in effect on the date hereof by the Manager or any of its affiliates with any Similar Investor (defined below) . If, at any time after the date hereof, the Manager or any of its affiliates enter into any agreement, written or oral, waiver, side letter or similar understanding, or amend or waive any Related Agreement (each a “Future Side Letter”), with any Economic Terms that are more favorable than the rights granted to the Fund pursuant to the Agreement, then, following the binding execution thereof, (a) the Manager shall promptly, and in any event within thirty (30) calendar days, disclose such terms to TIP in writing (with identifying information redacted or a redacted summary of the relevant terms), and (b) the Fund may elect, in writing to the Manager within 60 days of its receipt of such disclosure, to receive the benefit of such favorable terms and such terms will be deemed to be incorporated into the Agreement, mutatis mutandis, for the benefit of the Fund prospectively; provided that, if any of the more favorable rights are subject to any condition or obligation set forth in the applicable Future Side Letter, then the grant of such rights or benefits to the Fund will be contingent on the Fund’s agreement to be bound by any such condition or obligations. Without limiting any of the foregoing, the Fund shall not be bound by or precluded from any of its rights above by any statement in any Future Side Letter designating any term thereof as being exempt from or otherwise not subject to the Fund’s most favored rights under this paragraph or any other portion of the Agreement. Notwithstanding the foregoing, this provision shall not apply to any letter or similar agreement (i) relating to confidentiality or the disclosure (or manner of delivery) of any confidential matter, (ii) arising from any regulation, law, tax or written policy imposed on or applying to the recipient of the provision (unless the Fund is subject to the same or materially similar regulation, law, tax or written policy), or (iii) relating to fee waivers for Manager Insiders and their family members. For the purposes of the Agreement and this Schedule I, "Similar Investor" shall mean any investment vehicle managed by the Manager or any of its affiliate and that employs a substantially similar investment strategy as the Fund1 other than (i) the Manager and its affiliates, (ii) such investor group that is designated as of the date of the Agreement by the board of directors or governing body of any fund managed/advised by the Manager as a strategic investor in such fund (in consideration of a significant investment in such fund), (iii) any investor that is part of a share class, series, or other investment vehicle reserved for employees of Manager or for friends or family members of such employees, and (iv) any investor whose investment is higher than the total investment amount by the Fund that are more favorable than those granted to the Fund under this Agreement; and "Economic Terms" shall mean, with respect to any Similar Investor, any rights related to management fees, incentive or performance fees or allocations or expenses to be borne directly or indirectly by such investor.

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”) as of May 1, 2026, is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage shareholders to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides shareholders of Multi-Asset Fund with information regarding a money manager agreement between TIP and Sengu Capital Limited (“Sengu”), a new money manager managing assets on behalf of the Fund. At a meeting held on March 10, 2026, the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended, approved the new money manager agreement with Sengu.

Sengu manages a diversified portfolio of long positions, with a focus on Japanese equities. The manager seeks to achieve absolute return and long-term capital appreciation through long investment positions, by investing primarily in listed equity securities of companies which are incorporated in, or have material exposure to, Japan. The manager will seek to generate returns by monitoring management changes, assessing their potential effect on prospective portfolio companies and investing in liquid, mid- to large-cap companies which have undergone or will undergo management changes. The Information Statement contains additional information about Sengu, the new money manager agreement with Sengu and the Board’s consideration of the new money manager agreement with Sengu.

TAS and TIP have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to shareholders. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to shareholders online.

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The full Information Statement will be available to review on the Fund’s website at https://www.tipfunds.org until at least July 1, 2027. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-833-959-8366

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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